UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gran Tierra Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Online

Go to www.investorvote.com/GTE or scan the QR code – login details are located in the shaded bar below.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 5, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2021 annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This is not a ballot. You cannot use this notice to vote the shares you hold in Gran Tierra Energy Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting, Proxy Statement and Annual Report are available at:

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.investorvote.com/GTE.
Step 2:	Click on the icon on the right to view meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

    When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 23, 2021 to facilitate timely delivery.

2 N O T
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The 2021 Annual Meeting of Stockholders of Gran Tierra Energy, Inc. will be held on May 5, 2021, 1:30 p.m. (Mountain Time), virtually via the internet at www.meetingcenter.io/296994452. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is – GTRE2021.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

1.	Election of Directors:

01 - Peter J. Dey

02 - Gary S. Guidry

03 - Evan Hazell

04 - Robert B. Hodgins

05 - Ronald W. Royal

06 - Sondra Scott

07 - David P. Smith

08 - Brooke Wade

2.	Proposal to ratify the appointment of KPMG LLP as Gran Tierra Energy Inc.’s independent registered public accounting firm for 2021.
3.	Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.’s named executive officers, as disclosed in the proxy statement.
4.	Proposal to approve Gran Tierra Energy Inc.’s 2007 Equity Incentive Plan, as amended, as more particularly described in the proxy statement.
5.	To conduct any other business properly brought before the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Proxy materials available to view or receive:

1)	Notice of Annual Meeting
2)	Proxy Statement
3)	Annual Report

Here’s how to order a copy of the proxy materials and select delivery preferences:

If you want to receive paper or e-mail copies of the proxy materials for the annual meeting or for future shareholder meetings delivery requests can be submitted using the options below. There is NO charge for requesting a copy.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–   Internet – Go to www.investorvote.com/GTE.

–   Phone – Call us free of charge at 1-866-641-4276.

–   Email – Send an email to investorvote@computershare.com with “Proxy Materials Gran Tierra Energy Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

     To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 23, 2021.